Exhibit 99.1

Ormat Technologies Contact: Smadar Lavi VP Head of IR and ESG Planning & Reporting 775-356-9029 (ext. 65726) slavi@ormat.com	Investor Relations Agency Contact: Sam Cohen or Joseph Caminiti Alpha IR Group 312-445-2870 ORA@alpha-ir.com

Ormat Technologies, Inc. Announces Proposed Offering of $350 Million of Green Convertible Senior Notes

Reno, NV – June 21, 2022 – Ormat Technologies, Inc. (NYSE: ORA) (“Company” or “Ormat”) announced today its intention to offer $350 million aggregate principal amount of Green Convertible Senior Notes due 2027 (the “Notes”) in a private offering to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), subject to market conditions and other factors. The Company also expects to grant to the initial purchasers an option to purchase, within a 13-day period beginning on, and including, the date on which the Notes are first issued, up to an additional $52.5 million aggregate principal amount of Notes.

The Notes will be unsecured senior obligations of the Company. The Notes will mature on July 15, 2027, unless earlier converted, redeemed or repurchased. Interest will be payable semiannually in arrears on January 15 and July 15 of each year, beginning on January 15, 2023.

The Notes will be convertible at the option of the holders, prior to the close of business on the business day immediately preceding January 15, 2027, only under certain circumstances and during certain periods, and thereafter, at any time until the close of business on the second scheduled trading day immediately preceding the maturity date. Upon conversion, the Company will pay cash up to the aggregate principal amount of the notes to be converted and pay or deliver, as the case may be, cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, at the Company’s election, in respect of the remainder, if any, of the Company’s conversion obligation in excess of the aggregate principal amount of the notes being converted. The Notes will not be redeemable at the Company’s option prior to July 21, 2025.  On or after July 21, 2025 and on or prior to the 41st scheduled trading day immediately preceding the maturity date, the Notes will be redeemable at the Company’s option if the last reported sale price of the Company’s common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on and including the trading day immediately preceding the date on which the Company provides notice of redemption at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date. The terms of the Notes, including the interest rate, conversion rate, and principal amount, will depend on market conditions at the time of pricing and will be determined by negotiations between the Company and the initial purchasers.

The Company expects to use (1) up to $25 million of the net proceeds from this offering to repurchase concurrently with the closing of this offering shares of its common stock in privately negotiated transactions at a price per share equal to the closing price of such common stock on the date of the pricing of this offering, (2) a portion of the net proceeds from this offering to pay the cost of the capped call transactions (as described below), (3) approximately $221.9 million to fund the previously announced prepayment of its Series 3 Bonds, and accrued and unpaid interest thereon, and make-whole payments, and (4) the remainder for general corporate purposes. The Company intends to allocate an amount equivalent to the net proceeds from this offering to finance and/or refinance, in whole or in part, one or more eligible green projects in accordance with the Company’s Green Finance Framework. In addition to proceeds from the offering, the Company may use cash from operations or borrowings under its credit facilities in order to effect such allocation.

In connection with the pricing of the Notes, the Company intends to enter into privately negotiated capped call transactions with one or more of the initial purchasers or affiliates thereof and/or other financial institutions (the “Option Counterparties”). The capped call transactions are expected generally to reduce the potential dilution to the Company’s common stock upon any conversion of the Notes and/or offset any cash payments the Company is required to make in excess of the principal amount of converted Notes, as the case may be, with such reduction and/or offset subject to a cap. If the initial purchasers exercise their option to purchase additional Notes, the Company intends to enter into additional capped call transactions with the Option Counterparties.

The Company expects that, in connection with establishing their initial hedges of the capped call transactions, the Option Counterparties or their respective affiliates will enter into various derivative transactions with respect to the Company’s common stock and/or purchase shares of the Company’s common stock concurrently with or shortly after the pricing of the Notes, including with, or from, as the case may be, certain investors in the Notes. In addition, the Option Counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Company’s common stock and/or purchasing or selling the Company’s common stock or other securities of the Company in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so during the 40 trading day period beginning on the 41st scheduled trading day prior to the maturity date of the Notes, or, to the extent the Company exercises the relevant election under the capped call transactions, following any repurchase, redemption or conversion of the Notes).

The share repurchases referenced above and the actions of the Option Counterparties or their respective affiliates could increase (or reduce the size of any decrease) the market price of the Company’s common stock or the Notes, which could affect the noteholders’ ability to convert the Notes and, to the extent the activity occurs during any observation period related to a conversion of the Notes, it could affect the number of shares of common stock, if any, and value of the consideration that noteholders will receive upon conversion of the Notes.

The Notes will only be offered to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. The offer and the sale of the Notes and the shares of the Company’s common stock issuable upon conversion of the Notes, if any, have not been, and will not be, registered under the Securities Act or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from such registration requirements.

This press release is neither an offer to sell nor a solicitation of an offer to buy the Notes or the shares of the Company’s common stock issuable upon conversion of the Notes, if any, nor will there be any offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

ABOUT ORMAT TECHNOLOGIES

With over five decades of experience, Ormat Technologies, Inc. is a leading geothermal company and the only vertically integrated company engaged in geothermal and recovered energy generation (“REG”), with robust plans to accelerate long-term growth in the energy storage market and to establish a leading position in the U.S. energy storage market. The Company owns, operates, designs, manufactures and sells geothermal and REG power plants primarily based on the Ormat Energy Converter – a power generation unit that converts low-, medium- and high-temperature heat into electricity. The Company has engineered, manufactured and constructed power plants, which it currently owns or has installed for utilities and developers worldwide, totaling approximately 3,200 MW of gross capacity. In addition, Ormat is expanding its activity into energy storage services, solar Photovoltaic (PV) and solar PV plus energy storage. Ormat’s current total generating portfolio is 1.1 GW with 1,025 MW of geothermal and solar generation portfolio that is spread globally in the U.S., Kenya, Guatemala, Indonesia, Honduras, and Guadeloupe, and an 88 MW energy storage portfolio that is located in the U.S.

ORMAT’S SAFE HARBOR STATEMENT

Information provided in this press release may contain statements relating to current expectations, estimates, forecasts and projections about future events that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Company expects or anticipates will or may occur in the future, including such matters as the terms of the proposed offering, expectations regarding whether the Company will enter into the capped call transactions, the effect of the capped call transactions, our projections of annual revenues, expenses and debt service coverage with respect to our debt securities, future capital expenditures, business strategy, competitive strengths, goals, development or operation of generation assets, market and industry developments and the growth of our business and operations, are forward-looking statements. When used in this press release, the words “may”, “will”, “could”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “projects”, “potential”, or “contemplate” or the negative of these terms or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain such words or expressions. These forward-looking statements generally relate to Ormat’s plans, objectives and expectations for future operations and are based upon its management’s current estimates and projections of future results or trends. Although the Company believes that its plans and objectives reflected in or suggested by these forward-looking statements are reasonable, the Company may not achieve these plans or objectives. Actual future results may differ materially from those projected as a result of certain risks and uncertainties and other risks described under “Risk Factors” as described in Ormat’s annual report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 25, 2022, and in Ormat’s subsequent quarterly reports on Form 10-Q and annual reports on Form 10-K that are filed from time to time with the SEC.

These forward-looking statements are made only as of the date hereof, and, except as legally required, the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

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